EXHIBIT 10


                                        September 14, 1995


PEC Israel Economic Corporation
511 Fifth Avenue
New York, New York 10017

Gentlemen:

          Pursuant to Rule 13d-1(f)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agrees that PEC Israel Economic Corporation ("PEC") may file as necessary on behalf of the undersigned with the Securities and Exchange Commission a Schedule 13D and any amendments thereto in respect of shares of Geotek Communications, Inc. purchased, owned or sold from time to time by the undersigned.

     PEC is hereby authorized to file a copy of this letter as an exhibit to said Schedule 13D or any amendments thereto.

                                        Very truly yours,



                                        s/LEON RECANATI

                                        Leon Recanati










Agreed:   PEC Israel Economic Corporation


          By s/JAMES I. EDELSON
             ----------------------------
              James I. Edelson,
              Executive Vice President


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